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                                                                  EXHIBIT 23 (c)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of Rohn Industries Inc. of our report dated March 15, 1998 relating to the financial statement of PiRod Holdings, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
January 22, 1999